UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 17, 2023
IDEXX LABORATORIES INC /DE

IDEXX LABORATORIES, INC.
(Exact name of registrant as specified in its charter)
IDEXX LABORATORIES INC /DE

Delaware	000-19271	01-0393723
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

One IDEXX Drive	Westbrook,	Maine	04092
(Address of principal executive offices)			(ZIP Code)
0000874716
207.556.0300
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value per share	IDXX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (ß230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (ß240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.
On May 17, 2023, IDEXX Laboratories, Inc. (the “Company”) held its 2023 annual meeting of shareholders (the “Annual Meeting”). At the Annual Meeting, shareholders considered and voted on the following proposals, each of which is described in more detail in the Company’s proxy statement dated March 31, 2023, (the "Proxy Statement"): (1) the election of Daniel M. Junius, Lawrence D. Kingsley and Sophie V. Vandebroek, each as a Class II director, for terms expiring at the 2026 annual meeting of shareholders; (2) the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered accounting firm for the current fiscal year; (3) the approval, on an advisory basis, of the compensation of the Company's named executive officers; and (4) an advisory vote on how frequently we should seek an advisory vote on the compensation of our named executive officers as presented in the Company's proxy statement delivered to shareholders in connection with the Annual Meeting.

The voting results at the Annual Meeting with respect to each of the matters described above, were as follows:

Proposal One:	Election of Directors.

Nominees	For	Against	Abstain	Broker Non-Votes
Daniel M. Junius	67,487,826	1,473,426	134,029	5,389,472
Lawrence D. Kingsley	65,340,069	3,621,033	134,179	5,389,472
Sophie V. Vandebroek, PhD	61,997,790	6,964,093	133,398	5,389,472

Proposal Two:	Ratification of Appointment of Independent Registered Public Accounting Firm.

For	69,344,656
Against	5,020,277
Abstain	119,820
Broker Non-Votes	N/A

Proposal Three:	Advisory Vote to Approve Executive Compensation.

For	65,447,348
Against	3,468,812
Abstain	179,121
Broker Non-Votes	5,389,472

Proposal Four:	Advisory Vote on Frequency of Approval of Executive Compensation.

One Year	64,021,474
Two Years	39,624
Three Years	4,892,200
Abstain	141,983
Broker Non-Votes	5,389,472

(d) Based on the voting results set forth in Proposal Four above, the Board has determined that the Company will provide for an annual non-binding advisory vote on the Company’s executive compensation until the next required vote on the frequency of stockholder votes on the compensation of executives.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDEXX LABORATORIES, INC.

Date: May 19, 2023	By:	/s/ Sharon E. Underberg
Sharon E. Underberg
Executive Vice President, General Counsel and Corporate Secretary